Quarterly Holdings Report
for

Fidelity® Infrastructure Fund

January 31, 2021

ISF-QTLY-0321
1.9896237.101

Schedule of Investments January 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.6%
Cellnex Telecom SA (a)	14,503	$850,262
Helios Towers PLC (b)	198,655	434,411
Infrastrutture Wireless Italiane SpA (a)	7,877	84,742
		1,369,415
ENERGY - 14.0%
Oil, Gas & Consumable Fuels - 14.0%
Cheniere Energy Partners LP	10,337	404,590
Cheniere Energy, Inc. (b)	16,811	1,064,641
Enbridge, Inc.	63,913	2,147,177
Enterprise Products Partners LP	20,998	424,790
The Williams Companies, Inc.	59,243	1,257,729
		5,298,927
INDUSTRIALS - 30.3%
Commercial Services & Supplies - 2.0%
GFL Environmental, Inc.	18,105	512,190
Waste Connection, Inc. (United States)	2,501	246,374
		758,564
Construction & Engineering - 3.0%
Ferrovial SA	20,622	495,637
JTOWER, Inc. (b)	2,600	281,235
VINCI SA	3,908	362,382
		1,139,254
Road & Rail - 1.3%
Rumo SA (b)	132,888	493,041
Transportation Infrastructure - 24.0%
Aena Sme SA (a)(b)	15,005	2,318,046
Aeroports de Paris SA	8,105	934,403
Atlantia SpA (b)	87,384	1,389,718
Auckland International Airport Ltd.	278,633	1,491,681
Flughafen Zuerich AG (b)	5,770	952,868
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR (b)	100	15,671
Grupo Aeroportuario Norte S.A.B. de CV ADR (b)	13,864	646,478
Sydney Airport unit	312,803	1,367,421
		9,116,286

TOTAL INDUSTRIALS		11,507,145

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.6%
GDS Holdings Ltd. ADR (b)	2,300	238,188
REAL ESTATE - 10.0%
Equity Real Estate Investment Trusts (REITs) - 10.0%
American Tower Corp.	2,127	483,595
CoreSite Realty Corp.	3,594	483,177
Crown Castle International Corp.	2,115	336,835
Digital Realty Trust, Inc.	4,365	628,342
Equinix, Inc.	776	574,209
Prologis (REIT), Inc.	5,727	591,026
SBA Communications Corp. Class A	1,326	356,256
Warehouses de Pauw	9,028	324,734
		3,778,174
UTILITIES - 34.7%
Electric Utilities - 20.9%
Enel SpA	163,103	1,617,654
Energias de Portugal SA	84,199	528,473
Equatorial Energia SA	10,001	41,164
Iberdrola SA	122,954	1,668,923
NextEra Energy, Inc.	25,594	2,069,787
ORSTED A/S (a)	4,020	765,483
Scottish & Southern Energy PLC	23,372	475,223
Xcel Energy, Inc.	12,185	779,718
		7,946,425
Independent Power and Renewable Electricity Producers - 5.2%
Atlantica Sustainable Infrastructure PLC	11,818	488,674
Clearway Energy, Inc. Class C	12,761	395,336
NextEra Energy Partners LP	7,368	600,492
The AES Corp.	19,445	474,264
		1,958,766
Multi-Utilities - 8.6%
Ameren Corp.	4,374	318,077
Dominion Energy, Inc.	18,137	1,322,006
National Grid PLC	60,681	706,708
RWE AG	21,087	907,426
		3,254,217

TOTAL UTILITIES		13,159,408

TOTAL COMMON STOCKS
(Cost $33,855,424)		35,351,257

Money Market Funds - 6.8%
Fidelity Cash Central Fund 0.09% (c)
(Cost $2,577,067)	2,576,552	2,577,067
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $36,432,491)		37,928,324
NET OTHER ASSETS (LIABILITIES) - 0.0%		8,291
NET ASSETS - 100%		$37,936,615

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,018,533 or 10.6% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$398
Total	$398

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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